UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 29, 2008
Date of Report (date of earliest event reported)

EAST WEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Commission file number 000-24939

Delaware	95-4703316
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

135 N Los Robles Ave., 7th Floor, Pasadena, California 91101

(Address of principal executive offices including zip code)

(626) 768-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

 (e) On May 29, 2008, the stockholders of East West Bancorp, Inc., a Delaware corporation (the “Company”), approved amendments to the Company’s 1998 Stock Incentive Plan (the “Amended Plan”), which:

•	Extend the term of the original 1998 Stock Incentive Plan (the “Original Plan”) for another five (5) years;
•	Delete the "evergreen" provision providing that the amount of authorized shares increases by 2% per year;
•

Reduce the number of shares issued and issuable pursuant to all awards outstanding as of May 29, 2008, and all awards granted thereafter from 8,632,515 to 7,000,000 shares, of which 3,339,211 were outstanding and issued as of March 31, 2008;

•	Provide that options and other incentive shares may be granted with a maximum term of ten (10) years instead of seven (7) years;
•

Delete the sublimits on the number of the incentive shares that are restricted stock or other specific types of incentive shares and provide that all full value awards (shares other than options and stock appreciation rights) issued after May 29, 2008 shall count as two shares against the authorized shares issuable under the Amended Plan.

•	Delete the ability to issue reload options;
•	Specify minimum vesting for certain awards;
•	Set a minimum exercise price and maximum term for stock appreciation rights;
•	Prohibit dividend equivalent awards with respect to stock options or stock appreciation rights; and
•

Limit the ability of the Compensation Committee to accelerate the vesting of any award previously granted under the Original Plan, except in the case of death, disability, retirement or a change in control.

A complete description of the Amended Plan is included with the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 24, 2008, which description is incorporated herein by reference.  A copy of the Amended Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 29, 2008, the stockholders of the Company approved, by the affirmative vote of a majority of the outstanding shares of the Company’s voting stock, an amendment to Article XI, Section 2 of the Company’s Certificate of Incorporation to eliminate the provisions for the classification of the Company’s Board of Directors and instead to provide that each person elected as a director at each annual meeting of the stockholders will be elected for a term of one year and until their respective successors are duly elected and qualified.  Conforming amendments to Sections 2.1, 3.2, and 3.3 of the Company’s bylaws were unanimously approved by the Company’s Board of Directors effective as of May 29, 2008.  A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d)                                 Exhibits

3.1	Amended and Restated Bylaws of East West Bancorp, Inc.
10.1	1998 Stock Incentive Plan (As Amended) (incorporated by reference to Exhibit C to the Company’s definitive proxy statement filed on April 24, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2008

EAST WEST BANCORP, INC.

By:	/s/ Douglas P. Krause
Douglas P. Krause
Executive Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Amended and Restated Bylaws of East West Bancorp, Inc.
10.1	1998 Stock Incentive Plan (As Amended) (incorporated by reference to Exhibit C to the Company’s definitive proxy statement filed on April 24, 2008).